UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2013

MAINSOURCE FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-12422 (Commission File Number)	35-1562245 (IRS Employer Identification No.)

2105 N. State Road 3 Bypass
Greensburg, Indiana 47240

(Address of Principal Executive Offices, including Zip Code)

(812) 663-6743

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                          Written communications pursuant to Rule 425 under the Securities Act

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2013, MainSource Financial Group, Inc. (the “Company”), an Indiana corporation, following approval by its Board of Directors, filed Articles of Restatement to the Company’s Articles of Incorporation with the Indiana Secretary of State, which included the Amended and Restated Articles of Incorporation of MainSource Financial Group, Inc.  The Amended and Restated Articles of Incorporation were effective upon filing the Articles of Restatement with the Indiana Secretary of State.  The Amended and Restated Articles of Incorporation included an amendment which eliminated the Fixed Rate Cumulative Perpetual Preferred Stock, Series A.  The Series had no outstanding shares.

The Amended and Restated Articles of Incorporation of MainSource Financial Group, Inc. are filed as Exhibit 3.1 and incorporated herein by reference.

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Articles of Incorporation of MainSource Financial Group, Inc.

* * * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MAINSOURCE FINANCIAL GROUP, INC.
(Registrant)

Date: December 13, 2013	By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Officer

Exhibit Index

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation of MainSource Financial Group, Inc.